October 1, 2019

Summary

Prospectus

USAA GROWTH AND TAX STRATEGY FUND

(USBLX)

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Before you invest, you may want to review the Fund's statutory prospectus, which contains more information about the Fund and its risks.

You can find the Fund's statutory prospectus and other information about the Fund (including the Fund's Statement of Information ("SAI")) online at usaa.com/prospectus.

You also can get this information at no cost by calling (800) 235-8396 or by sending an e-mail request to prospectus@usaa.com. The Fund's statutory prospectus and SAI dated October 1, 2019, are incorporated herein by reference.

You also may obtain this information at no cost from your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

INVESTMENT OBJECTIVE

The USAA Growth and Tax Strategy Fund (the "Fund") is an asset allocation fund that seeks a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund are based on expenses incurred during the Fund's most recently completed fiscal year.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.30%(a)
Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.31%

Total Annual Fund Operating Expenses	0.61%(b)(c)

(a)Victory Capital Management Inc. (the "Adviser") has agreed that no performance adjustment (positive or negative) will be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund's performance relative to a securities market index. See Fund Management section for a description of the performance adjustment.

(b)The expense information in the table has been restated to reflect current fees.

(c)The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.61% of the Fund through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This agreement may only be terminated by the Fund's Board of Trustees.

Example

1 Year	3 Years	5 Years	10 Years

$62	$195	$340	$762

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement is not continued beyond its expiration date.

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

For the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

Using preset target ranges, the Fund's strategy is to invest a majority of its assets in tax-exempt bonds and money market instruments (50% - 70%) and the remainder in blue chip stocks (30% - 50%). The Fund is managed with the goal of minimizing the impact of federal income tax to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund's manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed- income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.

As a mutual fund that has the ability to invest in bonds, the Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.

During a period of declining interest rates, many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher- yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund's income may drop as a result. The Fund also may realize a taxable capital gain (or loss).

In addition, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed- income securities could hurt the Fund's performance.

In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would if it did not reallocate assets among the asset classes from time to time. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not reallocate from time to time.

The equity securities in the Fund's portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of the company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities.

The target ranges of securities categories and the techniques for minimizing the impact of taxes are all based on current federal tax law. Any future changes in that law could result in significant changes in the Fund's investment strategies and techniques.

Some tax-exempt securities are subject to special risks due to their unique structure. For instance, variable-rate demand notes ("VRDNs") generally are long-term municipal bonds combined with a demand feature, which represents the right to sell the instrument back to the remarketer or liquidity provider, usually a bank, for repurchase on short notice, normally one day or seven days. Because the demand feature is dependent upon the bank, the Fund will only purchase VRDNs of this type where it believes that the banks would be able to honor their guarantees on the demand feature. Some VRDNs, sometimes referred to as "structured instruments" or "synthetic instruments," are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." However, the tender option usually is subject to a conditional guarantee, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. Because there is the risk that the Fund will not be able to exercise the demand feature at all times, the Fund will not purchase a synthetic instrument of this type unless the Fund believes there is minimal risk that the Fund will not be able to exercise the tender option at all times. The Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that interest paid on the instrument is entitled to tax- exempt treatment.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund and illustrates the volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the Fund for the periods indicated compared to those of the Fund's benchmark index, an additional broad-based securities market index with investment characteristics similar to the Fund, and an index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund's most current performance information, log on to usaa.com or call (800) 235-8396.

RISK/RETURN BAR CHART

Annual Returns for Periods Ended December 31

30%

25% 24.06%

20%
				13.16%				13.47%
15%
			12.03%		10.48%
10%

	7.13% 7.38%						5.36%

5%

						2.20%

0%

-5%									-1.95%

2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
During the periods shown in the chart:					Returns		Quarter ended
Highest Quarter Return					12.52%		September 30, 2009
Lowest Quarter Return					-6.14%		December 31, 2018
Year-to-Date Return					11.41%		June 30, 2019

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or 401(k) plan, the after- tax returns shown in the table are not relevant to you.

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended December 31, 2018

	Past	Past	Past
	1 Year	5 Years	10 Years

Return Before Taxes	-1.95%	5.77%	9.12%

Return After Taxes on Distributions	-2.17%	5.57%	8.96%

Return After Taxes on Distributions and Sale of Fund Shares	-0.13%	4.89%	7.89%

Indexes

S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	-4.38%	8.49%	13.11%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or
taxes)	1.28%	3.82%	4.85%

Composite Index* (reflects no deduction for fees, expenses or taxes)	-1.29%	6.32%	9.20%

Lipper Composite Index** (reflects no deduction for taxes)	-1.95%	5.76%	8.81%

* The Composite Index is comprised of 50% of the S&P 500 Index Fund and 50% of the Bloomberg Barclays Municipal Bond Index Fund.

**The Lipper Composite Index is comprised of 51% of the Lipper General & Insured Municipal Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The unmanaged Lipper General & Municipal Debt Funds Index tracks the total return performance of the funds within this same category. The unmanaged Lipper Large-Cap Core Funds Index tracks the total return performance of the funds within this same category.

INVESTMENT ADVISER

Effective July 1, 2019, Victory Capital Management Inc. (the "Adviser") serves as the Fund's investment adviser.

The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser's USAA Investments investment franchise and its Victory Solutions platform. Northern Trust Investments, Inc. ("NTI") serves as a subadviser to manage all or a portion of the Fund.

PORTFOLIO MANAGERS

Tenure with
	Title	the Fund

John C. Bonnell,	Senior Portfolio Manager	Since 2010
CFA

Regina G. Conklin,	Senior Portfolio Manager	Since July 2019
CFA, CPA

Andrew Hattman,	Portfolio Manager	Since July 2019
CFA, CAIA

Mannik S. Dhillon,	President, VictoryShares and	Since July 2019
CFA, CAIA	Solutions

Wasif A. Latif	Head of Investments,	Since July 2019
VictoryShares and Solutions

Jacob C. Weaver,	Senior Vice President, NTI	Since 2012
CFA

Mary Lukic	Senior Vice President, NTI	Since July 2019

PURCHASE AND SALE OF SHARES

You may purchase or sell shares of the Fund on any business day through the usaa.com website or by telephone at (800) 235-8396. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares of the Fund by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.

￿Minimum initial purchase: $3,000

￿Minimum subsequent investment: $50

TAX INFORMATION

Dividends the Fund pays that are attributable to the federally tax-exempt interest it earns in excess of certain disallowed deductions ("exempt-interest dividends") are excludable from its shareholders' gross income for federal income tax purposes, if the Fund satisfies a certain federal income tax requirement (which it has satisfied for each previous taxable year and intends to continue to satisfy for the current taxable year). The income exclusion for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any state or local taxing authority. Part or all of the Fund's exempt-interest dividends also may be a tax preference item for purposes of the federal alternative minimum tax.

The Fund intends to make other distributions that may be taxed as ordinary income or long-term capital gains.

PAYMENTS TO BROKER- DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

9800 Fredericksburg Road

San Antonio, TX 78288

98051-1019